Exhibit 99.1

DBGI Staying Public for Now but Continues to Review Inbound Interest Driven by Digital Marketing Success and Accelerating Government Contracts

Based on current trends, early-stage investors in some of the largest consumer brands have expressed interest as we reach inflection points across several key milestones

Austin, Texas – October 26, 2026 – Digital Brands Group, Inc. (“DBG” or the “Company”) (NASDAQ: DBGI), a publicly traded company specializing in apparel and e-commerce, today announced its decision to maintain its public listing, following a strategic review of the Company’s compounding growth drivers. This decision is underpinned by three immediate catalysts: the immense e-commerce success of the August digital relaunch, accelerated execution under its binding government contract, and a highly scalable pipeline of commercial initiatives launching over the next 90 days.

These combined growth vectors fundamentally elevate DBG’s valuation trajectory, a sentiment strongly mirrored by interest from premier early-stage consumer investors. These institutional backers target precise operational inflection points that historically precede a company’s breakout into sustainable, high-margin growth.

Specifically, AVO is demonstrating positive, accelerating momentum across all six core performance metrics: (1) online conversion rates, (2) scaling Return on Ad Spend (ROAS), (3) multichannel retail expansion, (4) compounding cohort repeat purchase rates, (5) year-over-year revenue growth from prior cohorts, and (6) accelerating social media engagement.

The Company believes the positive current trends across these key metrics significantly enhance DBG’s future enterprise value, as evidenced by expressions of interest from notable early-stage consumer investors.

Accordingly, the Company will manage the decision to preserve its public listing or transition to a private entity through a rolling monthly assessment focused entirely on optimizing long-term shareholder value.

Key Updates & Financial Trends:

●	Government Contract Cash Flow Forecast Upgraded 42% to $4.7M: DBG has upwardly revised its projected Q4 cash flow from its previously disclosed binding contract. Guaranteed cash flow between September 1 and December 31, 2026, is now expected to reach $4.7 million, up from the initial forecast of $3.3 million. This cash flow stems from the Company’s two-year, $165 million binding contract.

●	AVO Digital Relaunch Driving Outsized Performance: Three months into AVO’s digital relaunch—led by the addition of David Sosnowski—the brand is experiencing conversion rates multiples higher than it has ever experienced and above industry averages. As the former Chief Digital Officer of Vuori, Sosnowski built the infrastructure that fueled a 2,400% surge in annual revenue over five years.

●	Exponential Digital Marketing Scale & Rising ROAS: Following last week’s launch of its optimized storefront (https://shopavo.com/), AVO has aggressively accelerated weekly ad spend and expanded campaigns into new universities for the first time. Crucially, this expansion has triggered zero ROAS degradation; instead, ROAS is scaling upward alongside week-over-week acceleration in social media metrics as the marketing team refines school-specific messaging.

●	Upcoming Tik Tok Partnerships, Additional Retail Chains and Higher Margin Product Initiatives: Over the next 90 days, AVO is deploying several high-leverage, scalable growth initiatives designed to drive brand awareness, capture market share and diversify top-line revenue:

○	Organic Virality Engine: Launching a comprehensive TikTok initiative partnering directly with elite university dance and cheer teams to catalyze hyper-localized brand awareness (https://www.tiktok.com/@shopavo.la).

○	Store-in-Store Dedicated Retail: Deploying custom “store-in-store” hard-fixture concepts featuring dedicated multiple brand signage across premier college bookstores that also expands the number of SKUS available to purchase.

○	Adding Additional Retailers: In discussions with national retailers to sell AVO core products, as well as unique, one of kind designs and styles available at only their stores.

○	Launching Higher Margin Products: Launching higher-margin new product categories that require minimal inventory levels based on best-selling styles in the collegiate, golf and leisure.

●	Investor Interest: Driven by strong performance metrics and Sosnowski’s proven track record, several prominent early-stage consumer brand investors have expressed interest as the Company hits its key milestones.

“There seem to be three major factors that create a highly scalable and successful consumer apparel brand: strong digital marketing, high product quality at a compelling value, and community network effects,” said Hil Davis, Chief Executive Officer of Digital Brands Group.

“Our founding principle was built on product quality and value, and we have always excelled there. We created community through our relationships with student-athletes and the rights to use the university marks. But we had been missing the digital marketing engine that drives virality. David and his team have not only solved this for AVO, but they are also now shifting from proof-of-concept to the growth phase. And his network, including investors, have taken notice of these results”

About Digital Brands Group, Inc.

Digital Brands Group, Inc. (NASDAQ: DBGI) operates a curated portfolio of luxury and lifestyle apparel brands, leveraging a digitally native e-commerce ecosystem and selective wholesale distribution channels to drive direct-to-consumer scale, sustainable customer acquisition, and long-term brand equity.

Investor Relations Contact:

Digital Brands Group, Inc.

Investor Relations Department

Email: invest@digitalbrandsgroup.co

Forward-looking Statements

Certain statements included in this release are “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting DBG and therefore involve several risks and uncertainties. These statements are based on current expectations and assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results to differ materially from those expressed or implied. Factors that could cause actual results to differ include, without limitation: the possibility that the strategic review process may not result in any transaction; the disruptive impact of the review on the Company’s business, operations, employees, and other counterparties; the timing and structure of any potential transaction. You can identify these statements by the fact that they use words such as “will,” “anticipate,” “estimate,” “expect,” “should,” and “may” and other words and terms of similar meaning or use of future dates, however, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements regarding DBG’s plans, objectives, projections and expectations relating to DBG’s operations or financial performance, and assumptions related thereto are forward-looking statements. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. DBG undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Potential risks and uncertainties that could cause the actual results of operations or financial condition of DBG to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: risks arising from the level of consumer demand for apparel and accessories; DBG’s ability to add and retain strategic partners and customers; disruption to DBGs distribution system; the financial strength of DBG’s customers; fluctuations in the price, availability and quality of raw materials and contracted products; disruption and volatility in the global capital and credit markets; DBG’s response to changing fashion trends, evolving consumer preferences and changing patterns of consumer behavior; intense competition from online retailers; manufacturing and product innovation; increasing pressure on margins; DBG’s ability to implement its business strategy; DBG’s ability to grow its wholesale and direct-to-consumer businesses; retail industry changes and challenges; DBG’s and its vendors’ ability to maintain the strength and security of information technology systems; the risk that DBG’s facilities and systems and those of our third-party service providers may be vulnerable to and unable to anticipate or detect data security breaches and data or financial loss; DBG’s ability to properly collect, use, manage and secure consumer and employee data; stability of DBG’s manufacturing facilities and foreign suppliers; continued use by DBG’s suppliers of ethical business practices; DBG’s ability to accurately forecast demand for products; continuity of members of DBG’s management; DBG’s ability to protect trademarks and other intellectual property rights; possible goodwill and other asset impairment; DBG’s ability to execute and integrate acquisitions; changes in tax laws and liabilities; legal, regulatory, political and economic risks; adverse or unexpected weather conditions; DBG’s indebtedness and its ability to obtain financing on favorable terms, if needed, could prevent DBG from fulfilling its financial obligations; and climate change and increased focus on sustainability issues. More information on potential factors that could affect DBG’s financial results is included from time to time in DBG’s public reports filed with the SEC, including DBG’s Annual Report on Form 10-K, and Quarterly Reports on Form 10-Q, and Curren Reports on Forms8-K filed or furnished with the U.S. Securities and Exchange Commission.